financial statements

AMV Holding Ltd

For the period ended 30 September 2008

Company registration number: 05811953

AMV Holding Ltd

Financial Statements

Period from 1 January 2008 to 30 September 2008

AMV Holding Ltd

Officers and Professional Advisers

The Board of Directors	J W Cresswell
N D MacLeitch

Company Secretary	N D MacLeitch

Registered Office	65 High Street
Marlow
Buckinghamshire
SL7 1AB

Auditor	MacIntyre Hudson LLP
Chartered Accountants
& Registered Auditors
31 Castle Street
High Wycombe
Buckinghamshire
HP13 6RU

AMV Holding Ltd

The Directors' Report

Period from 1 January 2008 to 30 September 2008

The directors have pleasure in presenting their report and the financial statements of the group for the period from 1 January 2008 to 30 September 2008.

Principal activities and business review
The principal activity of the company during the period was to act as a holding company for the seven subsidiary companies, namely American Mobile Ventures Limited, Blue Stream Mobile Limited, Antiphony Limited, Cell Media International Limited, Skynet Interactive Limited, Fierce Media Limited and Advanced Media Limited.  The group companies' activities include provisioning and marketing of content services to mobile phones in both the UK and overseas markets and providing services to the mobile phone sector.

The group's trading subsidiaries, American Mobile Ventures Limited, Blue Stream Mobile Limited and Antiphony Limited had been acquired in 2006 and the financial year ended 31 December 2007 was the first full year's trading of the group.  Antiphony acquired the Connection Makers business from Eckoh plc in January 2008 which has further extended the activities of the group.  £1.05 million of the consideration has been paid in the 9 months to 30 September 2008 with a further £700,000 payable in instalments over 14 months.  This has been held by the company’s own cash flow.

The group has seen a 27% annual growth in turnover from existing business and further turnover growth from the acquisition of Connection Makers business.  The directors anticipate continued expansion in 2009.

Results and dividends
The profit for the period, after taxation, amounted to £783,308. The directors have not recommended a dividend.

Directors
The directors who served the company during the period were as follows:

J W Cresswell
N D MacLeitch

Group accounts
These consolidated financial statements have been prepared for the directors and shareholders of AMV Holding Ltd. AMV Holding Ltd is not required to prepare and file group accounts at Companies House and has not done so. These group accounts do not represent statutory accounts.

AMV Holding Ltd

The Directors' Report (continued)

Period from 1 January 2008 to 30 September 2008

Directors' responsibilities
The directors are responsible for preparing the Annual Report and the financial statements in accordance with applicable law and regulations.

Company law requires the directors to prepare financial statements for each financial year. Under that law the directors have elected to prepare the financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law). The financial statements are required by law to give a true and fair view of the state of affairs of the company and the group and of the profit or loss of the group for that period. In preparing these financial statements, the directors are required to:

•	select suitable accounting policies and then apply them consistently;

•	make judgements and estimates that are reasonable and prudent;

•	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the group will continue in business.

The directors are responsible for keeping proper accounting records that disclose with reasonable accuracy at any time the financial position of the group and enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

In so far as the directors are aware:

•	there is no relevant audit information of which the group's auditor is unaware; and

•	the directors have taken all steps that they ought to have taken to make themselves aware of any relevant audit information and to establish that the auditor is aware of that information.

Donations
During the period the company made the following contributions:

	Period to 30 Sep 08	Year to 31 Dec 07
	£	£

Charitable	300	–

AMV Holding Ltd

The Directors' Report (continued)

Period from 1 January 2008 to 30 September 2008

Auditor
A resolution to re-appoint MacIntyre Hudson LLP as auditor for the ensuing year will be proposed at the annual general meeting in accordance with section 385 of the Companies Act 1985.

Registered office:	Signed by order of the directors
65 High Street
Marlow
Buckinghamshire
SL7 1AB
___________________________
N D MacLeitch
Company Secretary

Approved by the directors on 8 December 2008

AMV Holding Ltd

Independent Auditor's Report to the Shareholders of AMV Holding Ltd

Period from 1 January 2008 to 30 September 2008

We have audited the group and parent company financial statements ("the financial statements") of AMV Holding Ltd for the period from 1 January 2008 to 30 September 2008 which comprise the Group Profit and Loss Account, Group Balance Sheet, Company Balance Sheet, Group Cash Flow, Accounting Policies and the related notes. These financial statements have been prepared on the basis of the accounting policies set out therein.

This report is made solely to the company's shareholders, as a body, in accordance with Section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company's shareholders those matters we are required to state to them in an auditor's report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company's shareholders as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of directors and auditor
The directors' responsibilities for preparing the financial statements in accordance with applicable law and United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice) are set out in the Statement of Directors' Responsibilities.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and International Standards on Auditing (UK and Ireland).

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you whether in our opinion the information given in the Directors' Report is consistent with the financial statements.

In addition we report to you if, in our opinion, the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and other transactions is not disclosed.

We read the Directors' Report and consider the implications for our report if we become aware of any apparent misstatements within it.

Basis of audit opinion
We conducted our audit in accordance with International Standards on Auditing (UK and Ireland) issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the group's and company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

AMV Holding Ltd

Independent Auditor's Report to the Shareholders of AMV Holding Ltd (continued)

Period from 1 January 2008 to 30 September 2008

Opinion
In our opinion:

•
the financial statements give a true and fair view, in accordance with United Kingdom Generally Accepted Accounting Practice, of the state of the group's and the parent company's affairs as at 30 September 2008 and of the group's profit for the period then ended;

•	the financial statements have been properly prepared in accordance with the Companies Act 1985; and

•	the information given in the Directors' Report is consistent with the financial statements.

Restatement of financial statements under US Generally Accepted Accounting Practice
Set out as note 30 to the financial statements are the consolidated financial statements restated under US Generally Accepted Accounting Practice.  In our opinion, these restated financial statements give a true and fair view, in accordance with US Generally Accepted Accounting Practice, of the state of the group’s affairs for the 9 months ended 30 September 2008 and the 12 months ended 31 December 2007.

MACINTYRE HUDSON LLP
31 Castle Street	Chartered Accountants
High Wycombe	& Registered Auditors
Buckinghamshire
HP13 6RU

8 December 2008

AMV Holding Ltd

Group Profit and Loss Account

Period from 1 January 2008 to 30 September 2008

Period from
	1 Jan 08 to	Year to
	30 Sep 08	31 Dec 07
Note	£ £	£

Turnover	1
Continuing operations		14,182,635		14,918,407
Acquisitions		1,254,649		–
Group Turnover			15,437,284	14,918,407

Cost of sales	2	(5,047,472)	(5,636,073)
Gross profit		10,389,812	9,282,334

Net operating expenses	2		(9,376,644)	(7,213,716)
Operating profit:	4
Continuing operations		1,043,366		2,068,618
Acquisitions		(30,198)		–
Group operating profit			1,013,168	2,068,618

Interest receivable and similar income		16,758	31,050
Amounts written off investments	7	(2,051)	(2,161)
Interest payable and similar charges	8	(13,492)	(8,984)

Profit on ordinary activities before taxation	1,014,383	2,088,523
Tax on profit on ordinary activities	9	231,075	662,319

Profit on ordinary activities after taxation	783,308	1,426,204

Minority interests	(52,181)	–

Profit attributable to members of the parent company	10	835,489	1,426,204
Profit for the financial period		£835,489	£1,426,204

All of the activities of the group are classed as continuing.

The group has no recognised gains or losses other than the results for the period as set out above.

The company has taken advantage of section 230 of the Companies Act 1985 not to publish its own Profit and Loss Account.

The accounting policies and notes on pages 14 to 31 form part of these financial statements.

AMV Holding Ltd

Group Balance Sheet

30 September 2008

	30 Sep 08		31 Dec 07
Note	£	£	£
Fixed assets
Intangible assets	12	2,782,569	1,090,721
Tangible assets	13	223,320	180,354
		3,005,889	1,271,075
Current assets
Debtors	15	4,999,660		3,792,236
Investments	16	8,608		10,659
Cash at bank and in hand		1,661,695		1,354,967
		6,669,963		5,157,862
Creditors: amounts falling due within one year	17	7,448,110		5,107,707
Net current (liabilities)/assets			(778,147)	50,155
Total assets less current liabilities			2,227,742	1,321,230

Creditors: amounts falling due after more than one year	18	122,371	9,440
		2,105,371	1,311,790
Provisions for liabilities
Deferred taxation	20	10,350	11,350
		2,095,021	1,300,440
Minority interests		52,161	–
		£2,147,182	£1,300,440
Capital and reserves
Called-up equity share capital	24	111	111
Share premium account	26	22,170	14,881
Other reserves	26	661,803	661,803
Profit and loss account	26	1,463,098	623,645
Shareholders' funds	27	£2,147,182	£1,300,440

These financial statements were approved by the directors and authorised for issue on 8 December 2008, and are signed on their behalf by:

__________________________
J W Cresswell

The accounting policies and notes on pages 14 to 31 form part of these financial statements.

AMV Holding Ltd

Company Balance Sheet

30 September 2008

	30 Sep 08		31 Dec 07
Note	£	£	£

Fixed assets
Investments	14	111	1,726,802	1,706,721

Current assets
Debtors	15	6,160		9,927

Creditors: amounts falling due within one year	17	1,205,062		1,200,001

Net current liabilities			(1,198,902)	(1,190,074)
Total assets less current liabilities			£527,900	£516,647

Capital and reserves
Called-up equity share capital	24	111	111
Share premium account	26	22,170	14,881
Profit and loss account	26	505,619	501,655
Shareholders' funds		£527,900	£516,647

These financial statements were approved by the directors and authorised for issue on 8 December 2008, and are signed on their behalf by:

_________________________
J W Cresswell

The accounting policies and notes on pages 14 to 31 form part of these financial statements.

AMV Holding Ltd

Group Cash Flow

Period from 1 January 2008 to 30 September 2008

Period from
1 Jan 08 to	Year to
30 Sep 08	31 Dec 07
£ £	£
Net cash inflow from operating activities		784,787	2,093,810

Returns on investments and servicing of finance
Interest received	16,758		17,664
Interest paid	(12,638)		(7,707)
Interest element of hire purchase	(854)		(1,277)

Net cash inflow from returns on investments and servicing of finance		3,266	8,680

Taxation		5,490	(477,698)

Capital expenditure and financial investment
Payments to acquire intangible fixed assets	(1,121,000)		–
Payments to acquire tangible fixed assets	(80,527)		(136,640)
Receipts from sale of fixed assets	–		13,568
Realisation of current asset investments	–		158,925

Net cash (outflow)/inflow for capital expenditure and financial investment		(1,201,527)	35,853

Acquisitions and disposals
Additional consideration for Antiphony Limited	(20,000)		–
Acquisitions of new subsidiaries	(80,081)		–

Net cash (outflow)/inflow for acquisitions and disposals		(100,081)	–

Equity dividends paid		–	(276,783)

Cash (outflow)/inflow before financing		(508,065)	1,383,862

Financing
Issue of equity share capital	–		7
Share premium on issue of equity share capital	7,289		9,921
Net outflow from other short-term creditors	(203,810)		(446,190)
Capital element of hire purchase payments	(2,469)		(3,017)
Net cash outflow from financing		(198,990)	(439,279)

(Decrease)/increase in cash		£(707,055)	£944,853

The accounting policies and notes on pages 14 to 31 form part of these financial statements.

AMV Holding Ltd

Group Cash Flow (continued)

Period from 1 January 2008 to 30 September 2008

Reconciliation of operating profit to net cash inflow from
operating activities

	Period from
	1 Jan 08 to	Year to
	30 Sep 08	31 Dec 07
	£	£

Operating profit	1,013,168	2,068,618
Amortisation	520,068	57,671
Depreciation	40,891	31,944
Increase in debtors	(1,207,404)	(2,380,872)
Increase in creditors	418,064	2,316,449
Net cash inflow from operating activities	£784,787	£2,093,810

Reconciliation of net cash flow to movement in net funds

	30 Sep 08		31 Dec 07
	£	£	£

(Decrease)/increase in cash in the period	(707,055)	111	944,853

Net outflow from other short-term creditors	203,810		446,190
Cash (inflow)/outflow in respect of hire purchase	2,469		(12,731)

Change in net funds		(500,776)	1,378,312

Net funds at 1 January 2008		1,105,570	(272,742)

Net funds at 30 September 2008		£604,794	£1,105,570

The accounting policies and notes on pages 14 to 31 form part of these financial statements.

AMV Holding Ltd

Group Cash Flow (continued)

Period from 1 January 2008 to 30 September 2008

Analysis of changes in net funds

	At 1 Jan 2008	Cash Flows	At 30 Sept 2008
	£	£	£

Net cash:
Cash in hand and at bank	1,354,967	306,728	1,661,695
Overdrafts	(32,856)	(1,013,783)	(1,046,639)
	1,322,111	(707,055)	615,056

Debt:
Debt due within 1 year	(203,810)	203,810	–
Debt due after 1 year	–	–	–
Hire purchase agreements	(12,731)	2,469	(10,262)
	(216,541)	206,279	(10,262)
Net funds	£1,105,570	£(500,776)	£604,794

The accounting policies and notes on pages 14 to 31 form part of these financial statements.

AMV Holding Ltd

Group Cash Flow (continued)

Period from 1 January 2008 to 30 September 2008

Purchase of subsidiary undertakings

£
1. Fierce Media Limited
Net cash acquired with subsidiary undertakings, 9 January 2008	–
Other net assets	100
Minority Interest	(20)
Settled by cash	£80

2. Advanced Media Limited
Net cash acquired with subsidiary undertakings, 15 February 2008	–
Other net liabilities	(150,816)
Total of net liabilities on acquisition	(150,816)
Goodwill	230,816
Settled by cash	£80,000

3. Skynet Interactive Limited
Net cash acquired with subsidiary undertakings, 30 September 2008	–
Other net assets	1
Settled by cash	£1

Acquisition of subsidiaries	£80,081

4. Connection Makers trade acquired by Antiphony Limited
On 1 January 2008 Antiphony Limited acquired the trade and assets of Connection Makers, a division of Eckoh plc for £1,750,000.  £600,000 was paid in cash on completion, with deferred consideration of £1,150,000 being paid over 23 months.  The assets purchased were £20,000 of equipment and £1,730,000 of goodwill.

5. Antiphony Limited
Under the terms of the original acquisition agreement whereby AMV Holding Limited acquired Antiphony Limited, a further consideration payment of £20,000 became payable.  This has been treated as additional goodwill.

The accounting policies and notes on pages 14 to 31 form part of these financial statements.

AMV Holding Ltd

Accounting Policies

Period from 1 January 2008 to 30 September 2008

Basis of accounting
The financial statements have been prepared under the historical cost convention.

Basis of consolidation
The consolidated financial statements incorporate the financial statements of the company and all group undertakings. These are adjusted, where appropriate, to conform to group accounting policies. Acquisitions are accounted for under the acquisition method and goodwill on consolidation is capitalised and written off over a maximum of 20 years from the date of acquisition. The results of companies acquired or disposed of are included in the profit and loss account after or up to the date that control passes respectively. As a consolidated profit and loss account is published, a separate profit and loss account for the parent company is omitted from the group financial statements by virtue of section 230 of the Companies Act 1985.

Turnover
The turnover shown in the profit and loss account represents amounts invoiceable during the period, exclusive of Value Added Tax.

Goodwill
Positive goodwill on acquisition is capitalised, classified as an asset on the balance sheet and amortised on a straight line basis over its useful economic life up to a presumed maximum of 20 years.  It is reviewed for impairment at the end of the first full financial year following the acquisition and in other periods if events or changes in circumstances indicate that the carrying value may not be recoverable.

Negative goodwill is released to the profit and loss account in the periods in which the non-monetary assets acquired are recovered.  Any negative goodwill in excess of the fair values of non-monetary assets acquired is recognised in the profit and loss account in the periods expected to be benefited.

Negative goodwill arose from the re-organisation of the group on 31 August 2006. In the directors' opinion it was necessary to depart from Financial Reporting Standard 10 in order to show a true and fair view. Accordingly negative goodwill of £661,803 was credited to Other Reserves in the year ended 31 December 2006.

Research and development
Development expenditure is capitalised in line with SSAP 13 Accounting for Research and Development in order to comply with the accruals and prudence concepts in the preparation of the financial statements.

The expenditure capitalised relates to the development of a new SMS Content Platform, the Content Platform is not yet complete and hence no amortisation has been charged in this period.

Research costs are charged to the profit and loss account as incurred.

Other intangible fixed assets
Licences are reviewed for impairment at the end of the first full financial year following the acquisition and in other periods if events or changes in circumstances indicate that the carrying value may not be recoverable.

Amortisation
Amortisation is calculated so as to write off the cost of an asset, net of anticipated disposal proceeds, over the useful economic life of that asset as follows:

Goodwill	-	Over 20 years
Licences & Development costs	-	Over 3 years

AMV Holding Ltd

Accounting Policies (continued)

Period from 1 January 2008 to 30 September 2008

Fixed assets
All fixed assets are initially recorded at cost.

Depreciation
Depreciation is calculated so as to write off the cost of an asset, net of anticipated disposal proceeds, over the useful economic life of that asset as follows:

Plant and machinery	-	Over 3 years
Fixtures and fittings	-	15% on written down value
Motor vehicles	-	25% on written down value
Equipment	-	25% on written down value

Hire purchase agreements
Assets held under hire purchase agreements are capitalised and disclosed under tangible fixed assets at their fair value. The capital element of the future payments is treated as a liability and the interest is charged to the profit and loss account at a constant rate of charge on the balance of capital repayments outstanding.

Operating lease agreements
Rentals applicable to operating leases where substantially all of the benefits and risks of ownership remain with the lessor are charged against profits on a straight line basis over the period of the lease.

Deferred taxation
Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date where transactions or events have occurred at that date that will result in an obligation to pay more, or a right to pay less or to receive more tax, with the following exceptions:

Provision is made for tax on gains arising from the revaluation (and similar fair value adjustments) of fixed assets, and gains on disposal of fixed assets that have been rolled over into replacement assets, only to the extent that, at the balance sheet date, there is a binding agreement to dispose of the assets concerned. However, no provision is made where, on the basis of all available evidence at the balance sheet date, it is more likely than not that the taxable gain will be rolled over into replacement assets and charged to tax only where the replacement assets are sold.

Deferred tax assets are recognised only to the extent that the directors consider that it is more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.

Deferred tax is measured on an undiscounted basis at the tax rates that are expected to apply in the periods in which timing differences reverse, based on tax rates and laws enacted or substantively enacted at the balance sheet date.

Foreign currencies
Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate of exchange ruling at the date of the transaction. Exchange differences are taken into account in arriving at the operating profit.

AMV Holding Ltd

Accounting Policies (continued)

Period from 1 January 2008 to 30 September 2008

Employee share schemes
The company issues equity-settled and cash-settled share-based payments to certain employees of the company. Equity-settled share-based payments are measured at fair value at the date of grant. The fair value determined at the grant date of the equity-settled share-based payments is expensed on a straight-line basis over the vesting period, together with a corresponding increase in equity, based upon the company's estimate of the shares that will eventually vest.

The impact is not considered to be material for adjustment in the financial statements.

Pension costs
The company operates a deferred contribution pension scheme for the benefit of certain employees.  The costs relating to this scheme are charged to the profit and loss as they fall due.

AMV Holding Ltd

Notes to the Financial Statements

Period from 1 January 2008 to 30 September 2008

1.	Turnover

The turnover and profit before tax are attributable to the one principal activity of the group.

An analysis of turnover is given below:

	Period from
	1 Jan 08 to	Year to
	30 Sep 08	31 Dec 07
	£	£

United Kingdom	11,241,199	12,996,965
Overseas	4,196,085	1,921,442
	£15,437,284	£14,918,407

2.        Analysis of cost of sales and net operating expenses

Continuing	Acquired
operations	operations	Total
£	£	£

Period from 1 January 2008 to 30 September 2008
Cost of sales	3,894,255	1,153,217	5,047,472
Distribution costs	6,374,675	-	6,374,675
Administrative expenses	2,086,030	916,321	3,002,351
Other operating income (Note 3)	(179)	(203)	(382)
Net operating expenses	£8,460,526	£916,118	£9,376,644
Year ended 31 December 2007
Cost of sales	5,636,073	-	5,636,073
Gross profit	9,282,334	-	9,282,334
Distribution costs	3,587,321	-	3,587,321
Administrative expenses	3,637,936	-	3,637,936
Other operating income (Note 3)	(11,541)	-	(11,541)
Net operating expenses	£7,213,716	-	£7,213,716

AMV Holding Ltd

Notes to the Financial Statements

Period from 1 January 2008 to 30 September 2008

3.        Other operating income

	Period from
	1 Jan 08 to	Year to
	30 Sep 08	31 Dec 07
	£	£
Commission receivable	32	–
Other operating income	350	11,541
	£382	£11,541

4.        Operating profit
Operating profit is stated after charging:

	Period from
	1 Jan 08 to	Year to
	30 Sep 08	31 Dec 07
	£	£

Amortisation of intangible assets	520,068	57,671
Depreciation of owned fixed assets	38,008	26,819
Depreciation of assets held under hire purchase agreements	2,883	5,125
Auditor's remuneration
- as auditor	24,600	10,800
Operating lease costs:
- Buildings	153,970	37,652
Net loss on foreign currency translation	12,232	13,650

AMV Holding Ltd

Notes to the Financial Statements

Period from 1 January 2008 to 30 September 2008

5.        Particulars of employees
The average number of staff employed by the group during the financial period amounted to:

	Period from
	1 Jan 08 to	Year to
	30 Sep 08	31 Dec 07
	No	No

Number of administrative staff	47	33
	47	33

The aggregate payroll costs of the above were:

	Period from
	1 Jan 08 to	Year to
	30 Sep 08	31 Dec 07
	£	£

Wages and salaries	1,385,170	2,471,722
Social security costs	152,512	296,986
Other pension costs	60,000	–
Health insurance	1,499	–
	£1,599,181	£2,768,708

6.        Directors' emoluments
The directors' aggregate emoluments in respect of qualifying services were:

	Period from
	1 Jan 08 to	Year to
	30 Sep 08	31 Dec 07
	£	£

Emoluments receivable	149,488	1,655,638
	£149,488	£1,655,638

        Emoluments of highest paid director:

Period from
	1 Jan 08 to	Year to
	30 Sep 08	31 Dec 07
	£	£

Total emoluments (excluding pension contributions)	74,744	610,373

Period from
	1 Jan 08 to	Year to
	30 Sep 08	31 Dec 07
	£	£

Number of directors to whom pension contributions were paid	2	–

AMV Holding Ltd

Notes to the Financial Statements

Period from 1 January 2008 to 30 September 2008

7.        Amounts written off investments

Period from
	1 Jan 08 to	Year to
	30 Sep 08	31 Dec 07
	£	£

Loss on investment valuation	2,051	2,161

8.        Interest payable and similar charges

	Period from
	1 Jan 08 to	Year to
	30 Sep 08	31 Dec 07
	£	£

Interest payable on bank borrowing	12,243	656
Finance charges	854	1,277
Other similar charges payable	395	7,051
	£13,492	£8,984

9.        Taxation on ordinary activities
(a) Analysis of charge in the period

Period from
1 Jan 08 to	Year to
30 Sep 08	31 Dec 07
£	£

Current tax:

In respect of the period:

UK Corporation tax based on the results for the period at 28% (2007 - 30%)	232,240	656,159
Over provision in prior year	(165)	-
Total current tax	232,075	656,159

Deferred tax:

Origination and reversal of timing differences	(1,000)	6,160

Tax on profit on ordinary activities	£231,075	£662,319

AMV Holding Ltd

Notes to the Financial Statements

Period from 1 January 2008 to 30 September 2008

9.        Taxation on ordinary activities (continued)
(b) Factors affecting current tax char

The tax assessed on the profit on ordinary activities for the period is higher than the standard rate of corporation tax in the UK of 28% (2007 - 30%).

	Period from
	1 Jan 08 to	Year to
	30 Sep 08	31 Dec 07
	£	£

Profit on ordinary activities before taxation	1,014,384	2,088,523
Profit on ordinary activities by rate of tax	230,897	626,557
Expenses not deductible for tax purposes	30,943	32,677
Capital allowances for period in excess of depreciation	(33,766)	(3,059)
Small companies relief	-	(16)
Tax chargeable at different rates	4,167	-
Adjustments to tax charge in respect of previous periods	(166)	-

Total current tax (note 9(a))	£232,075	£656,159

10.     Profit attributable to members of the parent company

The profit dealt with in the accounts of the parent company was £Nil (2007 - £276,783).

11.      Dividends
Equity dividends

Period from
	1 Jan 08 to	Year to
	30 Sep 08	31 Dec 07
	£	£
Paid
Equity dividends on ordinary shares	–	276,783

AMV Holding Ltd

Notes to the Financial Statements

Period from 1 January 2008 to 30 September 2008

12.	Intangible fixed assets

Group
	Goodwill	Development Costs	Licences	Total
	£	£	£	£
Cost
At 1 January 2008	1,153,413	–	–	1,153,413
Additions	1,980,916	91,000	140,000	2,211,916
At 30 September 2008	3,134,329	91,000	231,000	3,365,329

Amortisation
At 1 January 2008	62,692	–	–	62,692
Charge for the period	485,068	–	35,000	520,068
At 30 September 2008	547,760	–	35,000	582,760

Net book value
At 30 September 2008	£2,586,569	£91,000	£105,000	£2,782,569
At 31 December 2007	£1,090,721	–	–	£1,090,721

13.	Tangible fixed assets

Group
	Plant and machinery	Fixtures and fittings	Motor vehicles	Equipment	Total
	£	£	£	£	£
Cost
At 1 January 2008	–	55,791	20,500	143,461	219,752
Additions	10,634	3,929	–	69,294	83,857
At 30 September 2008	10,634	59,720	20,500	212,755	303,609

Depreciation
At 1 January 2008	–	8,713	5,125	25,560	39,398
Charge for the period	594	5,607	2,883	31,807	40,891
At 30 September 2008	594	14,320	8,008	57,367	80,289

Net book value
At 30 September 2008	£10,040	£45,400	£12,492	£155,388	£223,320
At 31 December 2007	–	£47,078	£15,375	£117,901	£180,354

AMV Holding Ltd

Notes to the Financial Statements

Period from 1 January 2008 to 30 September 2008

13.	Tangible fixed assets (continued)

Hire purchase agreements

Included within the net book value of £223,320 is £12,492 (2007 - £15,375) relating to assets held under hire purchase agreements. The depreciation charged to the financial statements in the period in respect of such assets amounted to £2,883 (2007 - £5,125).

14.	Investments

Company
Group companies
£
Cost
At 1 January 2008	1,706,721
Additions	20,081
At 30 September 2008	1,726,802

Net book value
At 30 September 2008	£1,726,802
At 31 December 2007	£1,706,721

AMV Holding Ltd

Notes to the Financial Statements

Period from 1 January 2008 to 30 September 2008

14.	Investments (continued)

	Country of incorporation	Holding	Proportion of voting rights and shares held	Nature of business

Subsidiary undertakings

All held by the company:

American Mobile Ventures Limited	England	Ordinary shares	100%	Provisioning and marketing of mobile phone content products

Blue Stream Mobile Limited	England	Ordinary shares	100%	Provisioning and marketing of mobile phone content products

Antiphony Limited	England	Ordinary shares	100%	Providing services to the mobile phone sector

Cell Media International Limited	England	Ordinary shares	100%	Provisioning and marketing of mobile phone content products

Fierce Media Ltd	England	Ordinary shares	80%	Managing and operating of television and web broadcasts

Skynet Interactive Limited	England	Ordinary shares	100%	The company is dormant and has not traded in the period

Held by Fierce Media Limited:

Advanced Media Ltd	England	Ordinary shares	100%	Licence ownership to enable the group to deliver live television broadcast in the UK

15.	Debtors

	Group		Company
	30 Sep 08	31 Dec 07	30 Sep 08	31 Dec 07
	£	£	£	£
Trade debtors	2,689,532	1,220,480	–	–
Amounts owed by group undertakings	–	–	4,964	–
Other debtors	23,430	97,011	1,196	9,927
Directors overdrawn current accounts	181,291	243,568	–	–
Prepayments and accrued income	2,105,407	2,231,177	–	–
	£4,999,660	£3,792,236	£6,160	£9,927

AMV Holding Ltd

Notes to the Financial Statements

Period from 1 January 2008 to 30 September 2008

16.	Investments

	Group		Company
	30 Sep 08	31 Dec 07	30 Sep 08	31 Dec 07
	£	£	£	£
Other investments	8,608	10,659	–	–

Listed investments

Investments having a net book value of £8,608 (2007 - £10,659) are listed on a recognised stock exchange and had a market value of £8,608 at the end of the period (2007 - £10,659).

17.	Creditors: amounts falling due within one year

	Group		Company
	30 Sep 08	31 Dec 07	30 Sep 08	31 Dec 07
	£	£	£	£
Overdrafts	1,046,639	32,856	–	–
Trade creditors	2,894,883	1,594,507	–	–
Amounts owed to group undertakings	–	–	1,205,062	996,190
Hire purchase agreements	3,291	3,291	–	–
Other creditors	2,822,660	1,626,056	–	203,811
Accruals and deferred income	680,637	1,850,997	–	–
	£7,448,110	£5,107,707	£1,205,062	£1,200,001

The following liabilities disclosed under creditors falling due within one year are secured by the company:

	Group		Company
	30 Sep 08	31 Dec 07	30 Sep 08	31 Dec 07
	£	£	£	£
Overdrafts	1,046,639	32,856	–	–
Hire purchase agreements	3,291	3,291	–	–
	£1,049,930	£36,147	–	–

18.	Creditors: amounts falling due after more than one year

	Group		Company
	30 Sep 08	31 Dec 07	30 Sep 08	31 Dec 07
	£	£	£	£
Hire purchase agreements	6,971	9,440	–	–
Other creditors	115,400	–	–	–
	£122,371	£9,440	–	–

The following liabilities disclosed under creditors falling due after more than one year are secured by the company:

Hire purchase agreements	6,971	9,440	–	–

AMV Holding Ltd

Notes to the Financial Statements

Period from 1 January 2008 to 30 September 2008

19.	Commitments under hire purchase agreements

Future commitments under hire purchase agreements are as follows:

	Group		Company
	30 Sep 08	31 Dec 07	30 Sep 08	31 Dec 07
	£	£	£	£
Amounts payable within 1 year	3,291	3,291	-	-
Amounts payable between 2 to 5 years	6,971	9,440	-	-
	£10,262	£12,731	-	-

20.	Deferred taxation

The movement in the deferred taxation provision during the period was:

	Group		Company
	1 Jan 08 to 30 Sep 08	Year to 31 Dec 07	1 Jan 08 to 30 Sep 08	Year to 31 Dec 07
	£	£	£	£
Provision brought forward	11,350	5,190	-	-
(Decrease)/Increase in provision	(1,000)	6,160	-	-
Provision carried forward	£10,350	£11,350	-	-

The group's provision for deferred taxation consists of the tax effect of timing differences in respect of:

Group	30 Sep 08		31 Dec 07
	Provided	Unprovided	Provided	Unprovided
	£	£	£	£
Excess of taxation allowances over depreciation on fixed assets	10,350	-	11,350	-

21.	Commitments under operating leases

At 30 September 2008 the group had annual commitments under non-cancellable operating leases as set out below.

Group	30 Sep 08		31 Dec 07
	Land and buildings	Other items	Land and Buildings	Other items
	£	£	£	£

Operating leases which expire:

Within 2 to 5 years	18,733	13,768	22,480	13,768

AMV Holding Ltd

Notes to the Financial Statements

Period from 1 January 2008 to 30 September 2008

22.	Transactions with the directors

At 30 September 2008 J W Cresswell, owed the group £178,252 (31 December 2007: £113,260). The maximum amount owed to the group during the period was £178,252 (31 December 2007: £113,260).

At 30 September 2008 N D MacLeitch, owed the group £3,039 (31 December 2007: £130,308). The maximum amount owed to the company during the period was £3,039 (31 December 2007: £130,308).

Interest charged on the above overdrawn loan accounts during the period to 30 September 2008 was £Nil (year to 31 December 2007: £Nil).

23.	Related party transactions

No transactions with related parties were undertaken such as are required to be disclosed under Financial Reporting Standard 8.

24.	Share capital

Authorised share capital:

	30 Sep 08	31 Dec 07
	£	£
980,000 Ordinary shares of £0.001 each	980	980
20,000 Ordinary Class A shares of £0.001 each	20	20
	£1,000	£1,000

Allotted, called up and fully paid:

	30 Sep 08		31 Dec 07
	No	£	No	£

Ordinary shares of £0.001 each	104,075	104	103,571	104
Ordinary Class A shares of £0.001 each	7,142	7	7,142	7
	111,217	£111	110,713	£111

The company reclassified its authorised share capital during the year to create an additional class of non-voting shares.

On 31 July 2008 404 Ordinary shares were issued at £17.70 per share to four employees.

On 31 July 2008 100 Ordinary shares were issued under the share option scheme at £1.39 per share.

AMV Holding Ltd

Notes to the Financial Statements

Period from 1 January 2008 to 30 September 2008

25.	Share option scheme

The group has a share option scheme for all employees. Options are exercisable on sale or flotation of the company at a price equal to the average market price of the company's shares on the date of grant. The vesting of options is also dependent on eligible executives meeting performance criteria. The options are settled in equity once exercised.

If the options remain unexercised after a period of 10 years from the date of grant, the options expire. Options are forfeited if the employee leaves the group company before the options vest.

10,806 share options were granted to 35 employees on 31 July 2008 at an exercise price of £17.70 per share. 230 options lapsed and 100 were exercised during the year, the remaining options were all exercised on 23 October 2008 following the sale of the company.

26.	Reserves

Group	Share premium count	Other reserves	Profit and loss account
	£	£	£

Balance brought forward	14,881	661,803	623,645
Profit for the period	–	–	835,489
Dividend waived by shareholder	–	–	3,964
Other movements
New equity share capital subscribed	7,289	–	–
Balance carried forward	£22,170	£661,803	£1,463,098

Company	Share premium account	Profit and loss account
	£	£

Balance brought forward	14,881	501,655
Dividend waived by shareholder	–	3,964
Other movements
New equity share capital subscribed	7,289	–
Balance carried forward	£22,170	£505,619

AMV Holding Ltd

Notes to the Financial Statements

Period from 1 January 2008 to 30 September 2008

27.	Reconciliation of movements in shareholders' funds

	30 Sep 08		31 Dec 07
Group	£	£	£
Profit for the financial period	–	835,489	1,426,204
New equity share capital subscribed	–		7
Premium on new share capital subscribed	7,289		9,921
		7,289
Equity dividends		–	(276,783)
Dividend waived by shareholder		3,964	–
Net addition to shareholders' funds		846,742	1,159,349
Opening shareholders' funds		1,300,440	141,091
Closing shareholders' funds		£2,147,182	£1,300,440

28.	Post balance sheet events

On 8 October 2008 an offer by Mandalay Media Inc, a company incorporated in the United States of America, to acquire all the issued shares of the company was accepted by the shareholders of AMV Holding Limited.

29.	Ultimate controlling party

In the opinion of the directors there is no ultimate controlling party.

30.	Restatement of financial information under US Generally Accepted Accounting Practice

The consolidated financial information has been restated for information purposes only under US Generally Accepted Accounting Practice as set out below. An adjustment has been made in respect of accounting for goodwill amortisation. The summarised consolidated financial information for the 9 months ended 30 September 2008 and the 12 months ended 31 December 2007 have been restated as follows:

	2008 9 months	2007 12 months
	£	£
Profit on ordinary activities before tax as shown on the financial statements	1,014,383	2,088,523
Items increasing reported profits
Amortisation of goodwill	520,068	57,671
Profit before tax according to accounting principles in the United States	£1,534,451	£2,146,194

AMV Holding Ltd

Notes to the Financial Statements

Period from 1 January 2008 to 30 September 2008

30.      Restatement of financial information under US generally accepted accounting practice (continued)

	30 September 2008	31 December 2007
As restated	£	£

1.        Profit and Loss Account

Group turnover	15,437,284	14,918,407

Cost of sales	(5,047,472)	(5,636,073)

Group profit	10,389,812	9,282,334

Distribution costs	(6,374,675)	(3,587,321)

Administration expenses	(2,482,283)	(3,580,265)

Other operating income	382	11,541

Operating profit	1,533,236	2,126,289

Interest receivable	16,758	31,050

Amounts written off investments	(2,051)	(2,161)

Interest payable	(13,492)	(8,984)

Profit on ordinary activities before tax	1,534,451	2,146,194

Tax on profit on ordinary activities	(213,075)	(662,319)

Profit on ordinary activities after tax	1,303,376	1,483,875

Minority interests	52,181	–

Attributable to equity members	£1,355,557	£1,483,875

30.      Restatement of financial information under US generally accepted accounting practice (continued)

2.        Balance Sheet

	30 September 2008	31 December 2007
	£	£

Fixed assets	3,365,329	1,153,413
Intangible assets	223,320	180,354
Tangible assets	3,588,649	1,333,767
Current assets
Debtors	4,999,660	3,792,236
Investments	8,608	10,659
Cash at bank and in hand	1,661,695	1,354,967
	6,669,963	5,157,862

Creditors: Amounts falling due within one year	(7,448,110)	(5,107,707)
Net current assets/(liabilities)	(778,147)	50,155
Total assets less current liabilities	2,810,502	1,383,922

Creditors: Amounts falling due after one year	(122,371)	(9,440)
	2,688,131	1,374,482
Provision for liabilities
Deferred taxation	(10,350)	(11,350)
Monitory interests	52,161	–
	£2,729,942	£1,363,132
Capital and reserves
Called up equity share capital	111	111
Share premium account	22,170	14,881
Other reserves	661,803	661,803
Profit and loss account	2,045,858	686,337
	£2,729,942	£1,363,132
3. Reconciliation of movement in shareholders funds
Opening shareholders funds	1,363,132	146,112
Profit for the year	1,355,557	1,483,875
New equity share capital subscribed	–	7
Dividend waived	3,964	–
Premium on new share capital subscribed	7,289	9,921
Equity dividends	–	(276,783)
Other reserve arising on grouping	–	–
Closing shareholders funds	£2,729,942	£1,363,132